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                                                                   Exhibit 10.55
                                                                   -------------

                                  Amendment 1


RF Monolithics, Inc. (RFM) and Cirtek Electronics Corporation ("Consignee") agree that the Agreement between RFM and Consignee entitled Manufacturing Agreement and dated March 23, 2001 (the Agreement) is hereby amended effective June 1, 2001 as follows:

I.   Paragraph 1. General Definitions.

Add the following definition between the definition for Provided Equipment and Quarterly Operations Review on page 4:

     Purchased Materials: means Materials that were initially consigned by Company and were subsequently purchased by Contractor as required in Section 2.1
(e) (ii). Examples of Purchased Materials are package lids and headers. Materials not included in Purchased Materials are die, adhesives, wire and marking ink.

II.  Paragraph 2.1 (d)  Approved Vendor List.

Add the following sentence at the end of the paragraph:

     Copies of Company pricing agreements shall be supplied to Contractor for Purchased Materials. Company will request Approved Vendors to offer Contractor the same pricing and payment terms as provided to Company for Purchased Materials.

III. Paragraph 2.1 (e) (v)

Add the following sentence at the end of the paragraph:

     If the assembly yield is below the negotiated yield (parameter Y in Schedule A) and the Contractor and Company agree, in writing, that the cause for the lower Assembly Yield is due to poor quality of consigned die, Company will reimburse Contractor for the unit price of the Purchased Materials plus handling fee for the number of units constituting the incremental yield loss below the negotiated yield Y.

IV.  Paragraph 4.1 Price and Payment of Manufacturing Services.

The last sentence, of the first paragraph, is deleted in its entirety and replaced with the following:

     The invoice amount shall be determined as follows:

     I=(AO-FI)(AP+TP) + (AO+FI)((X+FHC)/Y)

Where:

     "I" is equal to the invoice amount;
     "AO" is equal to the Assembly Outs;
     "FI" is equal to the number of Products (Units) found to be defective at the Test Final
     Visual inspection; FI will also include the number of units found to be defective at Fine and Gross Leak test if the Fine and Gross leak test is part of the test flow, typically
     Performed after Electrical Test.
     "AP" is equal to the assembly price; and
     "TP" is equal to the test price.
     "X" is equal to the unit price for Purchased Materials
     "FHC" is equal to a negotiated handling fee (Schedule A)
     "Y" is equal to a negotiated assembly yield factor (Schedule A)
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V.   Schedule A is deleted in its entirety and replaced with the attached
Schedule A, dated June 1, 2001.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative this 13 day of June, 2001.


RF MONOLITHICS, INC.                         Cirtek Electronics Corporation


       /s/ David T. Somerville                     /s/ Dennis Chau
--------------------------------------       ----------------------------------
       (Authorized Signature)                      (Authorized Signature)

Name   David T. Somerville                   Name  Dennis Chau
     ---------------------------------           ------------------------------
       (Type or Print)                             (Type or Print)

Title  VP QA & Corporate Development         Title VP Finance
     ---------------------------------           ------------------------------
       (Type or Print)                             (Type or Print)


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